UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): OCTOBER 11, 2005

                           CROWN MEDIA HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)



       DELAWARE               000-30700             84-1524410

    (State or other        (Commission File        (IRS Employer
    jurisdiction of            Number)            Identification
    incorporation)                                    Number)


                             12700 VENTURA BOULEVARD
                          STUDIO CITY, CALIFORNIA 91604
               (Address of principal executive offices) (zip code)

                                 (818) 755-2400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 11, 2005, Crown Media United States, LLC ("Licensee"), a wholly owned subsidiary of Crown Media Holdings, Inc. (the "Registrant"), entered into an amended and restated program license agreement with Hallmark Entertainment Distribution, LLC ("Licensor"), a wholly owned subsidiary of Hallmark Cards, Incorporated ("Hallmark Cards"), dated and effective as of January 1, 2005 (the "Restated Agreement"). The Restated Agreement amends, restates and supersedes (except as otherwise noted therein) the Amended and Restated Program License Agreement between Licensor and Licensee, dated as of January 1, 2001 (the "First Restated Agreement"), and the Program License Agreement between Licensor and Licensee, dated as of November 13, 1998 (the "Original Agreement" and, together with the First Restated Agreement, the "Previous Agreements"). The First Restated Agreement would have automatically renewed for a three-year term on January 1, 2006, and the parties have been in discussions since early in the year regarding a proposed restated agreement.

Under the Restated Agreement, Licensee licenses certain television movies and mini-series (the "Licensed Programs") from Licensor for exhibition via all forms of television (including high-definition television) on the Hallmark Channel and the Hallmark Movie Channel (both owned and operated by Licensee) in the United States, together with its possessions and territories, including Puerto Rico (the "Territory"). The First Restated Agreement had limited the license to the Hallmark Channel and did not include Puerto Rico. The term of the Restated Agreement expires on December 31, 2008; provided, however, that any rights exercised with respect to any Licensed Programs prior to such expiration date shall remain in effect in accordance with its terms. The license is exclusive to Licensee in the Territory during the term against all forms of television, and Licensor may not license or otherwise authorize the exhibition of any Licensed Program in the Territory to any other party during the time such Licensed Program is licensed to Licensee. While the First Restated Agreement provided that Licensor was the exclusive source of original programming, under the Restated Agreement Licensee may freely license original programs from third party licensors during the term.

While the First Restated Agreement did not require Licensor to produce and deliver a minimum number of original movies ("Original Movies") or original mini-series ("Original Mini-Series") to Licensee, under the Restated Agreement, Licensor is required to produce and deliver to Licensee, and Licensee is required to order and license from Licensor, 13 Original Movies and 3 Original Mini-Series in 2005, 31 Original Movies and 6 Original Mini-Series in 2006 and 18 Original Movies and 3 Original Mini-Series in 2007. Licensee may elect to reduce the number of Original Movies required to be licensed under the Restated Agreement in 2006 by up to six Original Movies (and, under certain conditions, to reduce the number of Original Mini-Series to be licensed in 2006 by up to three) and may elect to cancel its obligation to license any Original Movies and Original Mini-Series in 2007. Under certain conditions, Licensor may similarly reduce or eliminate the number of Original Movies or Original Mini-Series that it is required to produce under the Restated Agreement in those years.

The license term for the Original Movies and Original Mini-Series is three years (or five years with respect to certain holiday-themed programs and programs delivered in 2005), and Licensee has the right to exhibit the programs on 30 days during the term (with unlimited runs per exhibition day). The Restated Agreement also grants Licensee the right to an additional 15


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exhibition days to six specified Original Movies during their initial term.
Licensor has an option to extend the term of the Original Mini-Series for an additional three-year period (for an additional licensee fee equal to 50% of the fee paid for the initial term). Licensor's option under the First Restated Agreement to extend the term of the Original Movies for an additional three-year period was eliminated under the Restated Agreement. Instead, Licensee shall have a right of first negotiation on a product-by-product basis with respect to a potential second license term for Original Movies delivered on or after January 1, 2005. Licensee and Licensor agree to negotiate in good faith with respect to any such product for a period of 45 days beginning not earlier than the one year anniversary of the beginning of the initial license term. Licensor will negotiate exclusively with Licensee during such period.

In addition to the Original Movies and Original Mini-Series referred to above, Licensee also agreed to license from Licensor (a) specified previously Licensed Programs for a second three-year license term as to which Licensor had the option to extend under the First Restated Agreement, and (b) specified movies and mini-series (the "New Pictures") for an initial three-year license term, with an option in favor of Licensor to extend the license term for an additional three-year period (for an additional licensee fee equal to 50% of the fee paid for the initial term). The Restated Agreement limits the number of New Pictures that Licensee may be required to license from Licensor during 2006 through 2008 to a maximum of 15 per year, compared to a maximum of 50 per year under the First Restated Agreement.

The Restated Agreement provides for additional licensing fees for Original Movies and Original Mini-Series, provided that the additional license fees payable by Licensee to Licensor for Original Movies and Original Mini-Series delivered in 2005 are not payable by Licensee to Licensor until July 1, 2006. The license fees payable for New Pictures and Library Pictures are unchanged from the amounts specified in the First Restated Agreement.

Under the Restated Agreement, Licensee for the first time is granted pay per view, video on demand and internet/interactive rights to Original Movies and Original Mini-Series in their initial three-year term, subject to sharing the net revenues therefrom equally with Licensor. Licensee may sublicense its rights to the Licensed Programs to a third party for exhibition in any television media, subject to Licensor's prior approval, not to be unreasonably withheld; provided, however, that Licensee shall have the right to sublicense its pay per view, video on demand or internet/interactive rights with respect to Original Movies and Original Mini-Series during their initial license term to a third party without Licensor's prior approval. If the total compensation Licensee receives from such sublicenses for any Licensed Program exceeds the license fee it is obligated to pay Licensor for the Licensed Program, such excess shall be divided equally between Licensor and Licensee.

The Restated Agreement is attached hereto as Exhibits 99.1, and is hereby incorporated herein by reference. The description of the Restated Agreement contained herein is qualified in its entirety by reference to such agreement.

A special committee of the Board of Directors (the "Board") of the Registrant consisting of independent directors (the "Special Committee") approved the terms of the Restated Agreement and recommended that the Board of Directors of the Registrant approve the Restated Agreement, and the Board (with directors affiliated with Hallmark Cards and J.P. Morgan Partners abstaining from the vote) approved the Restated Agreement and authorized its execution and delivery.


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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)         Financial statements of businesses acquired.

               -  Not Applicable

(b)         Pro forma financial information.

               -  Not Applicable

(c)         Exhibits.

     99.1 Second Amended and Restated Program License Agreement, dated as of January 1, 2005




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                    CROWN MEDIA HOLDINGS, INC.


                                    By:/s/ William J. Aliber
                                       ----------------------------------------
                                    Name:  William J. Aliber
                                    Title:  Executive Vice President and Chief
                                            Financial Officer

Date:  October 17, 2005



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                                  EXHIBIT INDEX

99.1 Second Amended and Restated Program License Agreement, dated as of January 1, 2005